Tableau Reports Third Quarter 2018 Financial Results
Tableau Announces Record Third Quarter Revenues Driven by Strong Subscription Adoption with 81 Percent Ratable License Bookings Mix

SEATTLE, Wash. - November 6, 2018 - Tableau Software, Inc. (NYSE: DATA) today reported results for its third quarter ended September 30, 2018.
"It was extraordinary seeing our Tableau Community come together in New Orleans this year for our largest customer conference ever," said Adam Selipsky, President and Chief Executive Officer of Tableau. "Customers responded enthusiastically to our new product announcements, including natural language to bring analytics to even more people, and broadening the Tableau platform with enterprise-ready data preparation capabilities."
Financial Summary - ASC 606 (1)

•	ASC 606 total revenue was $290.6 million.

•	Total annual recurring revenue was $762.6 million, up 45% year over year.

•	Subscription annual recurring revenue was $362.4 million, up 160% year over year.

•	ASC 606 diluted GAAP net loss per share was $0.26.

•	ASC 606 diluted non-GAAP net income per share was $0.47.
Financial Summary - ASC 605 (1)

•	ASC 605 total revenue was $239.6 million, compared to a guided range of $236.0 million to $246.0 million as provided during the Company's earnings call on August 2, 2018.

•	81% ratable license bookings mix, up from 67% in the second quarter of 2018.

•	ASC 605 diluted GAAP net loss per share was $0.86.

•	ASC 605 diluted non-GAAP net loss per share was $0.07, compared to a guided range of $0.09 to $0.15 non-GAAP net loss per share as provided during the Company's earnings call on August 2, 2018.
Financial Results - ASC 606 (1)
ASC 606 total revenue for the third quarter of 2018 was $290.6 million. Total annual recurring revenue increased 45% to $762.6 million as of September 30, 2018, up from $526.2 million as of September 30, 2017. Subscription annual recurring revenue increased 160% to $362.4 million as of September 30, 2018, up from $139.2 million as of September 30, 2017.
ASC 606 GAAP operating loss for the third quarter of 2018 was $15.2 million. ASC 606 GAAP net loss for the third quarter of 2018 was $21.3 million, or $0.26 per diluted common share.
ASC 606 non-GAAP operating income, which excludes stock-based compensation expense and expense related to amortization of acquired intangible assets, was $47.2 million for the third quarter of 2018. ASC 606 non-GAAP net income, which excludes stock-based compensation expense, expense related to amortization of acquired intangible assets and non-GAAP income tax adjustments, was $41.3 million for the third quarter of 2018, or $0.47 per diluted common share.
During the third quarter ended September 30, 2018, Tableau repurchased 282,387 shares of its outstanding Class A common stock for a total of $30.0 million. As of September 30, 2018, the Company was authorized to repurchase a remaining $310.0 million of its Class A common stock under the previously authorized repurchase program.

(1) Tableau adopted the new revenue recognition accounting standard Accounting Standards Codification ("ASC") 606 effective January 1, 2018 on a modified retrospective basis. Financial results for reporting periods during 2018 are presented in compliance with the new revenue recognition standard. Historical financial results for reporting periods prior to 2018 are presented in conformity with amounts previously disclosed under the prior revenue recognition standard ASC 605. This press release includes additional information to reconcile the impacts of the adoption of the new revenue recognition standard on the Company's financial results for the three and nine months ended September 30, 2018. This includes the presentation of financial results during 2018 under ASC 605 for comparison to the prior year.

Financial Results - ASC 605 (1)
ASC 605 total revenue for the third quarter of 2018 was $239.6 million, up 11% from $214.9 million in the third quarter of 2017. ASC 605 GAAP operating loss for the third quarter of 2018 was $74.1 million, compared to a GAAP operating loss of $49.0 million for the third quarter of 2017. ASC 605 GAAP net loss for the third quarter of 2018 was $71.3 million, or $0.86 per diluted common share, compared to a GAAP net loss of $46.6 million, or $0.59 per diluted common share, for the third quarter of 2017.
ASC 605 non-GAAP operating loss was $11.6 million for the third quarter of 2018, compared to a non-GAAP operating income of $5.5 million for the third quarter of 2017. ASC 605 non-GAAP net loss for the third quarter of 2018 was $5.8 million, or $0.07 per diluted common share, compared to a non-GAAP net income of $6.4 million, or $0.08 per diluted common share, for the third quarter of 2017.
Recent Business Highlights

•	Hosted Tableau's 11th annual global customer conference in New Orleans with more than 17,000 customers and partners in attendance.

•	Presented Ask Data on stage at our global customer conference. Ask Data leverages natural language processing to enable people to ask questions about their data in an intuitive, conversational manner.

•	Announced plans to expand platform capabilities with a new add-on product, Tableau Prep Conductor, which enables organizations to schedule and manage self-service data preparation at scale.

•	Expanded partnerships with new product integrations with AWS, Informatica and Unifi and launched Dashboard Extensions with several partners including Mapbox and DataRobot.

•	Announced plans to expand the global partner program with new certifications and trainings as well as support for bundled offers to better serve joint customers.

•	Announced a commitment to grant $100 million in software, training and financial support through the Tableau Foundation through 2025.
Conference Call and Webcast Information
In conjunction with this announcement, Tableau will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) today to discuss Tableau's third quarter 2018 financial results. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of Tableau's website at http://investors.tableau.com. The live call can be accessed by dialing (833) 241-7252 (U.S.) or (647) 689-4216 (outside the U.S.) and referencing passcode 7584507. A replay of the call can also be accessed by dialing (800) 585-8367 (U.S.) or (416) 621-4642 (outside the U.S.), and referencing passcode 7584507.
About Tableau
Tableau (NYSE: DATA) helps people see and understand data. Tableau helps anyone quickly analyze, visualize and share information. More than 82,000 customer accounts get rapid results with Tableau in the office and on-the-go. Hundreds of thousands of people have used Tableau Public to share data in their blogs and websites. See how Tableau can help you by downloading the free trial at www.tableau.com/trial.
Tableau and Tableau Software are trademarks of Tableau Software, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.
Forward-Looking Statements
This press release contains, and statements made during the above referenced conference call will contain, "forward-looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's progress and continued transition to subscription and term licensing and adoption rate by customers of role-based subscription offerings; new product offerings and capabilities; continued product innovation and adoption, including strong subscription demand and annual recurring revenue growth; demand, adoption and deployment by enterprise customers, and the Company's ability to service, execute and grow that demand in the U.S. and globally; momentum with the Company's partners; customers' ability to easily scale the Company's products and broaden the deployment of analytics across their workforces with tailored solutions for employees; the Company's research and development investments, costs, continued innovation and ability to timely release future products and features; the Company's leadership position in the sector and ability to address market opportunities as an analytics platform; the Company's expectations, quarterly and annual outlook, and guidance regarding future operating results, including revenues, expenses and net income or loss, and future performance of key metrics; and the Company's stock repurchase authorization and timing and ability to repurchase shares of the Company's Class A common stock under its stock repurchase program. These statements are not guarantees of future performance, but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: customer demand for Tableau's products and services and customer response to its subscription offerings; risks associated with anticipated growth in Tableau's business and addressable market; competitive factors, including new market entrants and changes in the competitive environment, pricing changes, sales cycle time and increased competition; Tableau's enterprise sales execution and expansion and further transition to subscription and term licensing; Tableau's ability to attract, integrate and retain qualified personnel; general economic and industry conditions, including expenditure trends for business analytics and productivity tools; new product introductions and Tableau's ability to develop and deliver innovative, secure and high-quality products to customers' on-premise, public, private or hybrid cloud environments; Tableau's ability to provide high-quality customer service and support offerings; risks associated with international expansion and operations; macroeconomic conditions; market conditions; and the possibility that the stock repurchase program may be suspended or discontinued. These and other important risk factors are described more fully in additional documents filed with the Securities and Exchange Commission, including Tableau's most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K and other reports and filings with the Securities and Exchange Commission, and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Tableau undertakes no duty to update this information except as required by law.
Non-GAAP Financial Measures
Tableau believes that the use of non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted common share and free cash flow is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP gross profit is calculated by excluding stock-based compensation expense and expense related to amortization of acquired intangible assets, each to the extent attributable to the cost of revenues, from gross profit. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by total revenues. Non-GAAP operating income (loss) is calculated by excluding stock-based compensation expense and expense related to amortization of acquired intangible assets from operating income (loss). Non-GAAP operating margin is the ratio calculated by dividing non-GAAP operating income (loss) by total revenues. Non-GAAP net income (loss) is calculated by excluding stock-based compensation expense, expense related to amortization of acquired intangible assets and non-GAAP income tax adjustments from net income (loss). Non-GAAP net income (loss) per basic and diluted common share is calculated by dividing non-GAAP net income (loss) by the basic and diluted weighted average shares outstanding. Non-GAAP diluted weighted average shares outstanding includes the effect of dilutive shares in periods of non-GAAP net income.
Non-GAAP financial information is adjusted for a tax rate equal to Tableau's estimated tax rate on non-GAAP income over a three-year financial projection. This long-term rate is based on Tableau's estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures. To determine this long-term non-GAAP tax rate, Tableau evaluates a three-year financial projection that excludes the impact of non-cash stock-based compensation expense and expense related to amortization of acquired intangible assets. The long-term non-GAAP tax rate takes into account other factors including Tableau's current operating structure, its existing tax positions in various jurisdictions and key legislation in major jurisdictions where Tableau operates. The long-term non-GAAP tax rate applied to the three and nine months ended September 30, 2018 was 20%. The long-term non-GAAP tax rate applied to the three and nine months ended September 30, 2017 was 30%. Tableau applied these same non-GAAP tax rates to its financial results presented in accordance with ASC 606 and ASC 605. The long-term non-GAAP tax rates assume the Company's deferred income tax assets will be realized based upon projected future taxable income excluding stock-based compensation expense. The Company anticipates using the long-term non-GAAP tax rate of 20%, applied to the three and nine months ended September 30, 2018, in future periods and may provide updates to this rate on an annual basis, or more frequently if material changes occur.
Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash expenses, Tableau believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for meaningful comparisons between its operating results from period to period. The expense related to amortization of acquired intangible assets is dependent upon estimates and assumptions, which can vary significantly and are unique to each asset acquired; therefore, Tableau believes non-GAAP measures that adjust for the amortization of acquired intangible assets provides investors a consistent basis for comparison across accounting periods. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Tableau's own operating results over different periods of time.
Tableau calculates free cash flow as net cash provided by operating activities less net cash used in investing activities for purchases of property and equipment. Tableau considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by Tableau's business that can be used for strategic opportunities, including investing in Tableau's business, making strategic acquisitions, repurchasing Tableau's common stock and strengthening Tableau's balance sheet. All of Tableau's non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Tableau's operating results over different periods of time.
Non-GAAP financial measures may not provide information that is directly comparable to information provided by other companies in Tableau's industry, as other companies in the industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Tableau's reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Tableau's business and an important part of the compensation provided to its employees. Because of the significant impact of the adoption of ASC 606 on the Company's results of operations, non-GAAP financial measures for the three and nine months ended September 30, 2018 (computed in accordance with ASC 606) are not as comparable to non-GAAP financial measures for the three and nine months ended September 30, 2017 (computed in accordance with ASC 605). The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Tableau's business.
Investor Contact
ir@tableau.com
Press Contact
pr@tableau.com

Tableau Software, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenues
License	$138,127	$99,424	$384,768	$299,964
Maintenance and services	152,453	115,493	434,308	327,739
Total revenues	290,580	214,917	819,076	627,703
Cost of revenues
License	5,230	3,265	13,810	9,474
Maintenance and services	29,549	26,664	88,619	73,775
Total cost of revenues (1)	34,779	29,929	102,429	83,249
Gross profit	255,801	184,988	716,647	544,454
Operating expenses
Sales and marketing (1)	142,129	123,842	424,685	366,020
Research and development (1)	97,939	84,494	285,477	249,863
General and administrative (1)	30,959	25,697	93,055	76,017
Total operating expenses	271,027	234,033	803,217	691,900
Operating loss	(15,226)	(49,045)	(86,570)	(147,446)
Other income, net	4,381	3,677	12,709	8,931
Loss before income tax expense	(10,845)	(45,368)	(73,861)	(138,515)
Income tax expense	10,492	1,185	6,014	5,207
Net loss	$(21,337)	$(46,553)	$(79,875)	$(143,722)

Net loss per share:
Basic	$(0.26)	$(0.59)	$(0.97)	$(1.83)
Diluted	$(0.26)	$(0.59)	$(0.97)	$(1.83)

Weighted average shares used to compute net loss per share:
Basic	83,264	79,440	82,191	78,463
Diluted	83,264	79,440	82,191	78,463

(1) Includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017

Cost of revenues	$3,488	$2,885	$9,774	$8,252
Sales and marketing	22,357	18,603	64,522	55,221
Research and development	29,926	27,337	81,920	76,500
General and administrative	6,175	5,489	19,805	15,650

Tableau Software, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents	$639,254	$627,878
Short-term investments	317,505	226,787
Accounts receivable, net	187,424	203,366
Prepaid expenses and other current assets	136,828	30,514
Income taxes receivable	1,363	673
Total current assets	1,282,374	1,089,218
Long-term investments	63,551	148,364
Property and equipment, net	91,265	106,753
Goodwill	42,530	35,083
Deferred income taxes	4,007	5,287
Other long-term assets	46,271	14,090
Total assets	$1,529,998	$1,398,795
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$3,817	$4,448
Accrued compensation and employee-related benefits	96,091	96,390
Other accrued liabilities	66,313	37,722
Income taxes payable	7,547	4,743
Deferred revenue	328,187	419,426
Total current liabilities	501,955	562,729
Deferred revenue	15,851	28,058
Other long-term liabilities	52,447	54,385
Total liabilities	570,253	645,172
Stockholders' equity
Common stock	8	8
Additional paid-in capital	1,290,077	1,168,563
Accumulated other comprehensive loss	(11,914)	(11,991)
Accumulated deficit	(318,426)	(402,957)
Total stockholders' equity	959,745	753,623
Total liabilities and stockholders' equity	$1,529,998	$1,398,795

Tableau Software, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2018	2017
Operating activities
Net loss	$(79,875)	$(143,722)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	27,783	34,174
Amortization (accretion) on investments, net	(32)	162
Stock-based compensation expense	176,021	155,623
Deferred income taxes	(3,810)	(226)
Changes in operating assets and liabilities
Accounts receivable, net	14,232	80,030
Prepaid expenses and other assets	(71,671)	(138)
Income taxes receivable	(728)	(297)
Deferred revenue	4,666	45,109
Accounts payable and accrued liabilities	38,477	9,452
Income taxes payable	2,866	26
Net cash provided by operating activities	107,929	180,193
Investing activities
Purchases of property and equipment	(13,983)	(43,179)
Business combination, net of cash acquired	(10,947)	(23,966)
Purchases of investments	(206,454)	(198,144)
Maturities of investments	199,885	—
Sales of investments	99	—
Net cash used in investing activities	(31,400)	(265,289)
Financing activities
Proceeds from issuance of common stock	26,864	24,305
Repurchases of common stock	(90,019)	(59,986)
Net cash used in financing activities	(63,155)	(35,681)
Effect of exchange rate changes on cash and cash equivalents	(1,998)	3,005
Net increase (decrease) in cash and cash equivalents	11,376	(117,772)
Cash and cash equivalents
Beginning of period	627,878	908,717
End of period	$639,254	$790,945

Supplemental Information Regarding Adoption of ASC 606

Tableau Software, Inc.
Condensed Consolidated Statements of Operations
Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenues
License	$138,127	$(20,095)	$118,032	$99,424
Maintenance and services	152,453	(30,894)	121,559	115,493
Total revenues	290,580	(50,989)	239,591	214,917
Cost of revenues
License	5,230	(121)	5,109	3,265
Maintenance and services	29,549	148	29,697	26,664
Total cost of revenues	34,779	27	34,806	29,929
Gross profit	255,801	(51,016)	204,785	184,988
Operating expenses
Sales and marketing	142,129	7,828	149,957	123,842
Research and development	97,939	—	97,939	84,494
General and administrative	30,959	—	30,959	25,697
Total operating expenses	271,027	7,828	278,855	234,033
Operating loss	(15,226)	(58,844)	(74,070)	(49,045)
Other income, net	4,381	32	4,413	3,677
Loss before income tax expense	(10,845)	(58,812)	(69,657)	(45,368)
Income tax expense	10,492	(8,852)	1,640	1,185
Net loss	$(21,337)	$(49,960)	$(71,297)	$(46,553)

Net loss per share:
Basic	$(0.26)		$(0.86)	$(0.59)
Diluted	$(0.26)		$(0.86)	$(0.59)

Weighted average shares used to compute net loss per share:
Basic	83,264		83,264	79,440
Diluted	83,264		83,264	79,440

	Nine Months Ended September 30,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenues
License	$384,768	$(38,489)	$346,279	$299,964
Maintenance and services	434,308	(73,386)	360,922	327,739
Total revenues	819,076	(111,875)	707,201	627,703
Cost of revenues
License	13,810	(264)	13,546	9,474
Maintenance and services	88,619	315	88,934	73,775
Total cost of revenues	102,429	51	102,480	83,249
Gross profit	716,647	(111,926)	604,721	544,454
Operating expenses
Sales and marketing	424,685	18,787	443,472	366,020
Research and development	285,477	—	285,477	249,863
General and administrative	93,055	—	93,055	76,017
Total operating expenses	803,217	18,787	822,004	691,900
Operating loss	(86,570)	(130,713)	(217,283)	(147,446)
Other income, net	12,709	112	12,821	8,931
Loss before income tax expense	(73,861)	(130,601)	(204,462)	(138,515)
Income tax expense	6,014	(586)	5,428	5,207
Net loss	$(79,875)	$(130,015)	$(209,890)	$(143,722)

Net loss per share:
Basic	$(0.97)		$(2.55)	$(1.83)
Diluted	$(0.97)		$(2.55)	$(1.83)

Weighted average shares used to compute net loss per share:
Basic	82,191		82,191	78,463
Diluted	82,191		82,191	78,463

Supplemental Information Regarding Adoption of ASC 606

Tableau Software, Inc.
Condensed Consolidated Balance Sheets
Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard
(In thousands)
(Unaudited)

	September 30, 2018			December 31, 2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Assets
Current assets
Cash and cash equivalents	$639,254	$—	$639,254	$627,878
Short-term investments	317,505	—	317,505	226,787
Accounts receivable, net	187,424	—	187,424	203,366
Prepaid expenses and other current assets	136,828	(103,176)	33,652	30,514
Income taxes receivable	1,363	—	1,363	673
Total current assets	1,282,374	(103,176)	1,179,198	1,089,218
Long-term investments	63,551	—	63,551	148,364
Property and equipment, net	91,265	—	91,265	106,753
Goodwill	42,530	—	42,530	35,083
Deferred income taxes	4,007	1,485	5,492	5,287
Other long-term assets	46,271	(29,940)	16,331	14,090
Total assets	$1,529,998	$(131,631)	$1,398,367	$1,398,795
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$3,817	$—	$3,817	$4,448
Accrued compensation and employee-related benefits	96,091	—	96,091	96,390
Other accrued liabilities	66,313	—	66,313	37,722
Income taxes payable	7,547	(4,381)	3,166	4,743
Deferred revenue	328,187	154,435	482,622	419,426
Total current liabilities	501,955	150,054	652,009	562,729
Deferred revenue	15,851	12,693	28,544	28,058
Other long-term liabilities	52,447	(833)	51,614	54,385
Total liabilities	570,253	161,914	732,167	645,172
Stockholders' equity
Common stock	8	—	8	8
Additional paid-in capital	1,290,077	—	1,290,077	1,168,563
Accumulated other comprehensive loss	(11,914)	876	(11,038)	(11,991)
Accumulated deficit	(318,426)	(294,421)	(612,847)	(402,957)
Total stockholders' equity	959,745	(293,545)	666,200	753,623
Total liabilities and stockholders' equity	$1,529,998	$(131,631)	$1,398,367	$1,398,795

Supplemental Information Regarding Adoption of ASC 606

Tableau Software, Inc.
Condensed Consolidated Statements of Cash Flows
Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Operating activities
Net loss	$(79,875)	$(130,015)	$(209,890)	$(143,722)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	27,783	—	27,783	34,174
Amortization (accretion) on investments, net	(32)	—	(32)	162
Stock-based compensation expense	176,021	—	176,021	155,623
Deferred income taxes	(3,810)	3,673	(137)	(226)
Changes in operating assets and liabilities
Accounts receivable, net	14,232	—	14,232	80,030
Prepaid expenses and other assets	(71,671)	68,002	(3,669)	(138)
Income taxes receivable	(728)	—	(728)	(297)
Deferred revenue	4,666	62,974	67,640	45,109
Accounts payable and accrued liabilities	38,477	—	38,477	9,452
Income taxes payable	2,866	(4,381)	(1,515)	26
Net cash provided by operating activities	107,929	253	108,182	180,193
Investing activities
Purchases of property and equipment	(13,983)	—	(13,983)	(43,179)
Business combination, net of cash acquired	(10,947)	—	(10,947)	(23,966)
Purchases of investments	(206,454)	—	(206,454)	(198,144)
Maturities of investments	199,885	—	199,885	—
Sales of investments	99	—	99	—
Net cash used in investing activities	(31,400)	—	(31,400)	(265,289)
Financing activities
Proceeds from issuance of common stock	26,864	—	26,864	24,305
Repurchases of common stock	(90,019)	—	(90,019)	(59,986)
Net cash used in financing activities	(63,155)	—	(63,155)	(35,681)
Effect of exchange rate changes on cash and cash equivalents	(1,998)	(253)	(2,251)	3,005
Net increase (decrease) in cash and cash equivalents	11,376	—	11,376	(117,772)
Cash and cash equivalents
Beginning of period	627,878	—	627,878	908,717
End of period	$639,254	$—	$639,254	$790,945

Non-GAAP Reconciliation Tables

Tableau Software, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures and
Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$255,801	$(51,016)	$204,785	$184,988
Excluding: Stock-based compensation expense attributable to cost of revenues	3,488	—	3,488	2,885
Excluding: Amortization of acquired intangible assets	516	—	516	264
Non-GAAP gross profit	$259,805	$(51,016)	$208,789	$188,137

Reconciliation of gross margin to non-GAAP gross margin:
Gross margin	88.0%		85.5%	86.1%
Excluding: Stock-based compensation expense attributable to cost of revenues	1.2%		1.5%	1.3%
Excluding: Amortization of acquired intangible assets	0.2%		0.2%	0.1%
Non-GAAP gross margin	89.4%		87.1%	87.5%

Reconciliation of operating loss to non-GAAP operating income (loss):
Operating loss	$(15,226)	$(58,844)	$(74,070)	$(49,045)
Excluding: Stock-based compensation expense	61,946	—	61,946	54,314
Excluding: Amortization of acquired intangible assets	516	—	516	264
Non-GAAP operating income (loss)	$47,236	$(58,844)	$(11,608)	$5,533

Reconciliation of operating margin to non-GAAP operating margin:
Operating margin	(5.2)%		(30.9)%	(22.8)%
Excluding: Stock-based compensation expense	21.3%		25.9%	25.3%
Excluding: Amortization of acquired intangible assets	0.2%		0.2%	0.1%
Non-GAAP operating margin	16.3%		(4.8)%	2.6%

	Three Months Ended September 30,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of net loss to non-GAAP net income (loss):
Net loss	$(21,337)	$(49,960)	$(71,297)	$(46,553)
Excluding: Stock-based compensation expense	61,946	—	61,946	54,314
Excluding: Amortization of acquired intangible assets	516	—	516	264
Income tax adjustments	168	2,911	3,079	(1,578)
Non-GAAP net income (loss)	$41,293	$(47,049)	$(5,756)	$6,447

Weighted average shares used to compute non-GAAP basic net income (loss) per share	83,264		83,264	79,440
Effect of potentially dilutive shares: stock awards	4,376		—	4,398
Weighted average shares used to compute non-GAAP diluted net income (loss) per share	87,640		83,264	83,838

Non-GAAP net income (loss) per share:
Basic	$0.50		$(0.07)	$0.08
Diluted	$0.47		$(0.07)	$0.08

	Nine Months Ended September 30,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$716,647	$(111,926)	$604,721	$544,454
Excluding: Stock-based compensation expense attributable to cost of revenues	9,774	—	9,774	8,252
Excluding: Amortization of acquired intangible assets	1,269	—	1,269	454
Non-GAAP gross profit	$727,690	$(111,926)	$615,764	$553,160

Reconciliation of gross margin to non-GAAP gross margin:
Gross margin	87.5%		85.5%	86.7%
Excluding: Stock-based compensation expense attributable to cost of revenues	1.2%		1.4%	1.3%
Excluding: Amortization of acquired intangible assets	0.2%		0.2%	0.1%
Non-GAAP gross margin	88.8%		87.1%	88.1%

Reconciliation of operating loss to non-GAAP operating income (loss):
Operating loss	$(86,570)	$(130,713)	$(217,283)	$(147,446)
Excluding: Stock-based compensation expense	176,021	—	176,021	155,623
Excluding: Amortization of acquired intangible assets	1,269	—	1,269	454
Non-GAAP operating income (loss)	$90,720	$(130,713)	$(39,993)	$8,631

Reconciliation of operating margin to non-GAAP operating margin:
Operating margin	(10.6)%		(30.7)%	(23.5)%
Excluding: Stock-based compensation expense	21.5%		24.9%	24.8%
Excluding: Amortization of acquired intangible assets	0.2%		0.2%	0.1%
Non-GAAP operating margin	11.1%		(5.7)%	1.4%

	Nine Months Ended September 30,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of net loss to non-GAAP net income (loss):
Net loss	$(79,875)	$(130,015)	$(209,890)	$(143,722)
Excluding: Stock-based compensation expense	176,021	—	176,021	155,623
Excluding: Amortization of acquired intangible assets	1,269	—	1,269	454
Income tax adjustments	(14,672)	25,534	10,862	(62)
Non-GAAP net income (loss)	$82,743	$(104,481)	$(21,738)	$12,293

Weighted average shares used to compute non-GAAP basic net income (loss) per share	82,191		82,191	78,463
Effect of potentially dilutive shares: stock awards	4,092		—	3,981
Weighted average shares used to compute non-GAAP diluted net income (loss) per share	86,283		82,191	82,444

Non-GAAP net income (loss) per share:
Basic	$1.01		$(0.26)	$0.16
Diluted	$0.96		$(0.26)	$0.15

	Nine Months Ended September 30,
	2018			2017
	As Reported (ASC 606)	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Reconciliation of net cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$107,929	$253	$108,182	$180,193
Less: Purchases of property and equipment	(13,983)	—	(13,983)	(43,179)
Free cash flow	$93,946	$253	$94,199	$137,014
Net cash used in investing activities	$(31,400)	$—	$(31,400)	$(265,289)
Net cash used in financing activities	$(63,155)	$—	$(63,155)	$(35,681)
Effect of exchange rate changes on cash and cash equivalents	$(1,998)	$(253)	$(2,251)	$3,005

Tableau Software, Inc.
Trended Metrics

The following metrics are intended as a supplement to the financial statements found in this release and other information furnished or filed with the SEC. In the event of discrepancies between amounts in these tables and the Company's historical disclosures or financial statements, readers should rely on the Company's filings with the SEC and financial statements in the Company's most recent earnings release.
Tableau intends to periodically review and refine the definition, methodology and appropriateness of each of these supplemental metrics. As a result, metrics are subject to removal and/or change, and such changes could be material.

	Q1`17	Q2`17	Q3`17	Q4`17	FY 2017	Q1`18	Q2`18	Q3`18
	(Dollars in thousands)
	(Unaudited)
Customer metrics
Customer accounts (1)	57,000+	61,000+	65,000+	70,000+	70,000+	74,000+	78,000+	82,000+
Customer accounts added in period (1)	3,300+	4,000+	4,100+	4,700+	16,100+	3,900+	4,100+	3,800+
Deals greater than $100,000 (2)	294	372	337	590	1,593	301	436	378
Customer accounts that purchased greater than $1 million during the quarter (1,2)	10	15	13	27		13	22	23

Annual recurring revenue metrics
Total annual recurring revenue (3)	$439,001	$483,578	$526,211	$596,244	$596,244	$641,946	$697,700	$762,641
Subscription annual recurring revenue (4)	$71,950	$103,538	$139,210	$195,488	$195,488	$237,533	$291,292	$362,360

Geographic revenue metrics - ASC 606
United States and Canada	—	—	—	—	—	$167,799	$196,992	$207,166
International	—	—	—	—	—	$78,408	$85,297	$83,414
United States and Canada as % of total revenue	—	—	—	—	—	68%	70%	71%
International as % of total revenue	—	—	—	—	—	32%	30%	29%

Geographic revenue metrics - ASC 605
United States and Canada	$141,496	$146,102	$150,059	$168,116	$605,773	$154,443	$169,234	$169,552
International	$58,410	$66,778	$64,858	$81,240	$271,286	$69,601	$74,332	$70,039
United States and Canada as % of total revenue	71%	69%	70%	67%	69%	69%	69%	71%
International as % of total revenue	29%	31%	30%	33%	31%	31%	31%	29%

Additional revenue metrics - ASC 606
Remaining performance obligations (5)	—	—	—	—	$99,580	$114,523	$138,498	$191,942

Additional revenue metrics - ASC 605
Ratable revenue as % of total revenue (6)	54%	56%	63%	60%	59%	72%	72%	80%
Ratable license revenue as % of total license revenue (7)	19%	23%	34%	34%	28%	54%	56%	72%
Services revenues as a % of maintenance and services revenue (8)	12%	13%	12%	13%	13%	11%	12%	12%

Bookings metrics - ASC 605
Ratable bookings as % of total bookings (2)	55%	61%	65%	70%	64%	72%	76%	83%
Ratable license bookings as % of total license bookings(2)	26%	37%	45%	51%	41%	59%	67%	81%

Other metrics
Worldwide employees	3,193	3,305	3,418	3,489	3,489	3,663	3,896	4,101

(1) Tableau defines a customer account as a single purchaser of its products. Customer accounts are typically organizations. In some cases, organizations will have multiple groups purchasing Tableau software, which count as discrete customer accounts.
(2) These operating metrics are based on Tableau's definition of bookings, which is defined as the first year of contracted revenue only and does not include additional years beyond the first year unless a customer pays for those years up front. Bookings includes both new sales and renewals. Tableau's bookings may not be comparable to similarly named measures disclosed by other companies in the software industry. Bookings is not a measure of revenue or an indication of actual revenue results. Revenues ultimately recognized could be affected by a number of factors. License bookings include sales of software licenses and subscriptions to Tableau Online. Ratable bookings are sales transactions that result in revenues, which will be amortized over a period of time.
(3) Tableau defines total annual recurring revenue ("Total ARR") as the annualized recurring value of all active contracts at the end of a reporting period. Total ARR includes subscription annual recurring revenue ("Subscription ARR") and the annualized value of all maintenance contracts related to perpetual licenses active at the end of a reporting period.
(4) Tableau defines Subscription ARR as the annualized recurring value of all active subscription contracts at the end of a reporting period. Subscription ARR includes term licenses and renewals, subscription enterprise license agreements and Tableau Online subscriptions and renewals, and excludes distribution original equipment manufacturer ("OEM") license agreements and perpetual-style enterprise license agreements.
(5) Remaining performance obligations represent amounts from contracts with customers allocated to performance obligations that will be satisfied at a later date. These amounts include additional performance obligations that are not yet recorded in the consolidated balance sheets. Remaining performance obligations presented under FY 2017 represents the balance as of January 1, 2018 upon adoption of ASC 606. These amounts do not include deferred revenue, which is already included within the consolidated balance sheets.
(6) Ratable revenues were amortized during the respective periods. For example, sales of Tableau Online, as well as maintenance and support, are recognized ratably. Excluding the impacts of adopting the new revenue recognition standard, enterprise license agreements, on-premises term licenses and OEM license arrangements are also recognized ratably.
(7) Ratable license revenues were amortized during the respective periods. For example, sales of Tableau Online are recognized ratably. Excluding the impacts of adopting the new revenue recognition standard, enterprise license agreements, on-premises term licenses and OEM license arrangements are also recognized ratably.
(8) Services revenues were recognized upon delivery of professional services and training.